UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 10, 2023

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4453 North First Street, Suite 100

San Jose, California 95134

(Address of principal executive offices)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.001 Par Value	RMBS	The NASDAQ Stock Market LLC
(The NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 10, 2023, Rambus Inc. (NASDAQ: RMBS) (the “Company”) entered into a Supplemental Confirmation under the Master Confirmation (the “Master Agreement,” and together with the Supplemental Confirmation, the “ASR Agreement”) with Royal Bank of Canada, through its agent RBC Capital Markets, LLC (“Dealer”), pursuant to an accelerated share repurchase program (the “ASR Program”) under which the Company will repurchase shares of the Company’s common stock for an aggregate purchase price of approximately $100 million (the “Shares”). The ASR Program is part of a broader share repurchase program previously authorized by the board of directors of the Company.

Under the ASR Agreement, the Company will pre-pay $100 million to Dealer and receive an initial delivery of approximately 1.6 million of the Shares within the first week of the ASR Program. The final number of Shares to be repurchased by the Company under the ASR Program will be determined based on the volume-weighted average price of the Company’s common stock during the terms of the transaction (the “Valuation Period”), less a discount. The program is expected to be completed by the end of the third quarter of 2023.

The description of the ASR Agreement contained herein is qualified in its entirety by reference to the form of the ASR Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The ASR Agreement contains other terms governing the ASR Program, including, but not limited to, the mechanism used to determine the final settlement of the repurchase of the Shares, the method of such settlement, the circumstances under which Dealer is permitted to make adjustments to the terms of the ASR Agreement, the circumstances under which the ASR Agreement may be terminated early, and various acknowledgements, representations and warranties made by the Company and Dealer.

On August 11, 2023, the Company issued a press release announcing its entry into the ASR Agreement. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in the press release that is an exhibit to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall the press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information called for by this item is contained in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of ASR Agreement.

99.1	Press Release of Rambus Inc. Announcing its Entry into the ASR Agreement, issued on August 11, 2023.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2023	Rambus Inc.

/s/ Desmond Lynch
Desmond Lynch, Senior Vice President, Finance and Chief Financial Officer